Exhibit 10.2

AMENDMENT NO. 1 TO TRANSACTION AGREEMENT

This Amendment No. 1, dated as of March 28, 2006 (this “Amendment”), amends the Transaction Agreement, dated as of February 8, 2006 (the “Transaction Agreement”), by and among Solera, Inc., Automatic Data Processing, Inc., ADP Atlantic Inc., ADP Nederland B.V., ADP International B.V., ADP Canada Co. and ADP Private Limited. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Agreement.

WHEREAS, the parties hereto desire to amend the Transaction Agreement  pursuant to Section 12.4 thereof to permit the transfer of a 99% ownership interest  (obchodní podíl) in Czech Shelfco from ADP Nederland to Audatex Holding GmbH  (Switzerland) and a 1% ownership interest (obchodní podíl) in Czech Shelfco from ADP  Nederland to Audatex GmbH (Swiss) in connection with the Reorganization, and to  eliminate the provisions of the Transaction Agreement relating to the transfer of the  ownership interest (obchodní podíl) in Czech Shelfco directly to the Buyer.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto,  intending to be legally bound, hereby agree as follows:

1.               Transaction Agreement. The Transaction Agreement is hereby amended  as follows:

(a)                                  The definition of “Net Working Capital” in Section 1.1(a) shall be  amended to delete the following phrase from the final proviso thereof:

“(a)            the Czech Business Assets shall be deemed to be held by the  Audatex Entities, whether or not the Czech Reorganization has occurred prior to  the Closing or Czech Shelfco is retained by Parent at the Closing pursuant to  Section 2.7 and (b)”.

(b)                                 Section 1.1(b) shall be amended to delete the following rows:

“Czech Business Assets	2.7(a	)

Czech Closing	2.7(c	)

Czech Closing Date	2.7(c	)

Czech Consents and Notices	2.7(a	)

Czech Reorganization	2.7(a	)”

(c)                                  Section 2.1(c) shall be amended to delete the phrase “except as set  forth in Section 2.7(a),”.

(d)                                 Section 2.3(d) shall be amended to delete the phrase “except as set  forth in Section 2.7(a),”.

(e)                                  Section 2.7 shall be deleted it its entirety.

(f)                                    Section 4.20(b) shall be amended to delete the phrase “(including  the Czech Business Assets)”.

(g)                                 Section 6.1(b) shall be amended to delete the phrase “and, if  applicable, Section 2.7”.

(h)                                 Section 6.16 shall be amended to (i) delete the phrase “Subject to  Section 2.7,” from the first sentence thereof, (ii) delete the phrase “(other than the Czech  Reorganization, which is the subject of Section 2.7)” from the third sentence thereof, and  (iii) substitute the phrase “assets and liabilities of Czech Audatex primarily related to the  Business” for the phrase “Czech Business Assets” in the last sentence thereof.

(i)                                     Section 7.4(b) shall be amended to delete the phrase “Except as set  forth in Section 2.7(a),”.

(j)                                     Section 7.5 shall be amended to delete the phrase “Except as set  forth in Section 2.7(a),”.

(k)                                  Section 8.4(b) shall be amended to delete the phrase “Except as set  forth in Section 2.7(a),”.

2.                                       Annexes and Exhibits. The Annexes and Exhibits to the Transaction  Agreement are hereby amended as follows:

(a)                                  Annex 1.1(a) shall be amended to delete the phrase “Czech  Shelfco” under the subheading “Audatex Entities”.

(b)                                 Annex 1.1(b) shall be amended to delete the phrase “All of the  ownership interests (obchodní podíl) in Czech Shelfco” under the subheading “ADP  Nederland”.

(c)                                  Annex 1.1(e) shall be amended to delete the phrase “Czech  Shelfco”.

(d)                                 Annex 2.1 shall be amended to substitute the amount  “$567,500,000” for “$565,000,000” for the Purchase Price corresponding to “Foreign  Shares (Audatex Holding GmbH (Switzerland))”, and further amended to delete the  following row:

“Foreign Shares (Czech Shelfco)	$2,500,000”

(e)                                  Exhibit B shall be amended to delete any and all references and  provisions relating to Czech Shelfco.

3.                                       Seller Disclosure Schedule. The Seller Disclosure Schedule is hereby  amended as follows:

(a)                                  Section 2.7(a) shall be deleted in its entirety.

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(b)                                 Section 3.3(c) shall be amended to delete item (1)(d).

(c)                                  Section 4.2(a) shall be amended to insert the following row under  the subheading “Transferred Company – Audatex Holding GmbH (Switzerland)”:

Czech Shelfco*	Czech Republic

* This entity will become a Subsidiary after giving effect to the Reorganization.

(d)                                 Section 4.4(a) shall be amended to delete the following row:

Czech Shelfco	ownership interest (obchodní podíl)	100%

(e)                                  Section 4.4(b) shall be amended to insert the following row under  the subheading “Transferred Company – Audatex Holding GmbH (Switzerland)”:

Czech Shelfco†	ownership interest (obchodní	N/A	100% (directly
	podíl) ††		and indirectly)

† This entity will become a Subsidiary after giving effect to the Reorganization.

†† Audatex GmbH (Swiss) will own a 1% ownership interest (obchodní podíl) in Czech Shelfco after giving effect to the Reorganization.

(f)                                    Section 4.11(b)(ii)(4)(b) shall be amended to delete item (i) in its  entirety and to renumber items (ii) and (iii) as items (i) and (ii), respectively.

(g)                                 Section 4.13, item (b)(3)(b)(ix) shall be amended and restated in its  entirety to read as follows:

“(ix)          Czech Shelfco: Türkova 1001, Prague, Czech Republic.”

(h)                                 Section 6.10(c) shall be amended to insert the following footnote  after the word “Location” in the table heading:

“* All Employees listed under location “CSG Audatex Czech Republic” that are  employed in the Business will be transferred to Czech Shelfco in connection with the Reorganization.”

(i)                                     Section 6.16, item 2(b) shall be amended and restated in its entirety  to read as follows:

“(b)           Czech Republic:

(i)                                     100% of the capital shares of Czech Audatex  (represented by a global share) will be transferred  from Audatex Holding GmbH (Switzerland) to ADP  Nederland.

(ii)                                  A 99% ownership interest (obchodní podíl) in Czech  Shelfco will be transferred from ADP Nederland to  Audatex Holding GmbH (Switzerland) and a 1%  ownership interest (obchodní podíl) in Czech Shelfco

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will be transferred from ADP Nederland to Audatex  GmbH (Swiss).

(iii)                               The tangible, personal and intangible assets and  corresponding liabilities constituting the Claims  Services division of Czech Audatex, which division is  engaged in the Business, will be transferred to Czech  Shelfco in the form of a “sale of a part of enterprise”  (prodej cásti podniku) under the Laws of the Czech  Republic for consideration determined on the basis of  an appraisal of the Claims Services division by a  court-sworn appraiser appointed for this purpose by a  Czech court.”

4.                                       The effectiveness of this letter agreement is conditioned on the successful  completion of the Reorganization in the Czech Republic in accordance with Section  6.16(2)(b) of the Seller Disclosure Schedule, as amended by paragraph 3(i) above, on or  prior to April 7, 2006. Parent shall give written notice to the Buyer of such successful completion (or the failure of such completion) no later than five Business Days  thereafter; provided, that notwithstanding anything to the contrary in the Transaction  Agreement, such notice shall be deemed to have been duly given if delivered by Paul,  Weiss, Rifkind, Wharton & Garrison LLP to Kirkland & Ellis LLP by electronic  transmission.

5.                                       Except as specifically amended by this Amendment, the Transaction  Agreement shall remain in full force and effect and is hereby ratified and confirmed.  This Amendment shall be construed as one with the Transaction Agreement, and the  Transaction Agreement shall, where the context requires, be read and construed so as to  incorporate this Amendment.

6.                                       This Amendment shall be governed by and construed in accordance with  the Transaction Agreement.

7.                                       This Amendment may be executed by the parties hereto in separate  counterparts, each of which when so executed and delivered shall be an original, but all  such counterparts together shall constitute one and the same instrument. Each  counterpart may consist of a number of copies hereof each signed by less than all, but  together signed by all, of the parties hereto.

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IN WITNESS WHEREOF, theparties hereto have executed this Amendment as of the date first written above.

SOLERA, INC.

By:	/s/ Michael D. Conway
Name: Michael D. Conway
Title: Vice President

AUTOMATIC DATA PROCESSING, INC.

By:	/s/ James B. Benson
Name: James B. Benson
Title: Vice President

ADP ATLANTIC B.V.

By:	/s/ James B. Benson
Name: James B. Benson
Title: Chairman of the Board

ADP NEDERLAND B.V.

By:	/s/ H.J.M. Brockhoff
Name: H.J.M. Brockhoff
Title: Managing Director

ADP INTERNATIONAL B.V.

By:	/s/ H.J.M. Brockhoff
Name: H.J.M. Brockhoff
Title: Managing Director

ADP CANADA CO.

By:	/s/ James B. Benson
Name: James B. Benson
Title: President

ADP PRIVATE LIMITED

By:	/s/ Steve Penrose
Name: Steve Penrose
Title: Director